                                                         EXHIBIT NO. EX-99.o.1

                      DFA INVESTMENT DIMENSIONS GROUP INC.

                                POWER OF ATTORNEY
                                -----------------

                  The undersigned officers and directors of DFA INVESTMENT DIMENSIONS GROUP INC. (the "Fund") hereby appoint DAVID G. BOOTH, REX A. SINQUEFIELD, MICHAEL T. SCARDINA, CATHERINE L. NEWELL AND VALERIE A. BROWN (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to the Fund's Registration Statement on Form N-1A under the Investment Company Act of 1940 and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Fund as an investment company and the sale of shares by the Fund, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

                  The undersigned officers and directors hereby execute this Power of Attorney as of this 13th day of October, 2000.



/s/David G. Booth                                            /s/Rex A. Sinquefield
-----------------------------------------------              -----------------------------------------
David G. Booth,                                              Rex A. Sinquefield, Chairman-Chief
Chairman-Chief Executive Officer,                            Investment Officer and Director
President and Director

/s/George M. Constantinides                                  /s/John P. Gould
-----------------------------------------------              -----------------------------------------
George M. Constantinides, Director                           John P. Gould, Director

/s/Roger G. Ibbotson                                         /s/Myron S. Scholes
-----------------------------------------------              -----------------------------------------
Roger G. Ibbotson, Director                                  Myron S. Scholes, Director

/s/Michael T. Scardina
-----------------------------------------------
Michael T. Scardina, Chief Financial
Officer, Treasurer and Vice President


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                          DFA INVESTMENT TRUST COMPANY

                                POWER OF ATTORNEY
                                -----------------

                  The undersigned officers and trustees of DFA INVESTMENT TRUST COMPANY (the "Fund") hereby appoint DAVID G. BOOTH, REX A. SINQUEFIELD, MICHAEL T. SCARDINA, CATHERINE L. NEWELL AND VALERIE A. BROWN (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to a Registration Statement under the Securities Act of 1933 and/or the Investment Company Act of 1940, including any and all amendments thereto, covering the registration of any registered investment company for which any Series of the Fund serves as a master fund in a master fund-feeder fund structure, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

                  The undersigned officers and trustees hereby execute this Power of Attorney as of this 13th day of October, 2000.



/s/David G. Booth                                            /s/Rex A. Sinquefield
-----------------------------------------------              -----------------------------------------
David G. Booth,                                              Rex A. Sinquefield, Chairman-
Chairman-Chief Executive                                     Chief Investment Officer and
Officer, President and Trustee                               Trustee

/s/George M. Constantinides                                  /s/John P. Gould
-----------------------------------------------              -----------------------------------------
George M. Constantinides,                                    John P. Gould, Trustee
Trustee

/s/Roger G. Ibbotson                                         /s/Myron S. Scholes
-----------------------------------------------              -----------------------------------------
Roger G. Ibbotson, Trustee                                   Myron S. Scholes, Trustee

/s/Michael T. Scardina
-----------------------------------------------
Michael T. Scardina, Chief Financial
Officer, Treasurer and Vice President

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                  DIMENSIONAL EMERGING MARKETS VALUE FUND INC.

                                POWER OF ATTORNEY
                                -----------------

                  The undersigned officers and directors of DIMENSIONAL EMERGING
MARKETS FUND INC. (the "Fund") hereby appoint DAVID G. BOOTH, REX A.
SINQUEFIELD, MICHAEL T. SCARDINA, CATHERINE L. NEWELL AND VALERIE A. BROWN (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to the Fund's Registration Statement, including any and all amendments thereto, covering the registration of the Fund as an investment company, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

                  The undersigned officers and directors hereby execute this Power of Attorney as of this 13th day of October, 2000.



/s/David G. Booth                                            /s/Rex A. Sinquefield
-----------------------------------------------              -------------------------------------------------
David G. Booth,                                              Rex A. Sinquefield, Chairman-Chief
Chairman-Chief Executive Officer,                            Investment Officer and Director
President and Director

/s/George M. Constantinides                                  /s/John P. Gould
-----------------------------------------------              -------------------------------------------------
George M. Constantinides, Director                           John P. Gould, Director

/s/Roger G. Ibbotson                                         /s/Myron S. Scholes
-----------------------------------------------              -------------------------------------------------
Roger G. Ibbotson, Director                                  Myron S. Scholes, Director

/s/Michael T. Scardina
-----------------------------------------------
Michael T. Scardina, Chief Financial
Officer, Treasurer and Vice President
